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                                                                    EXHIBIT 10.5





                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN


                                       OF


                             RF MICRO DEVICES, INC.
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                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                       OF
                             RF MICRO DEVICES, INC.



1.       PURPOSE.

         The purposes of the Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc. (the "Plan") are to compensate nonemployee members of the Board of Directors (the "Board") of RF Micro Devices, Inc. (the "Corporation") for their service on the Board, encourage and enable such members to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation, and allow the Corporation to attract and retain qualified nonemployee members of the Board. These purposes will be carried out through the granting of stock options to nonemployee Directors. Such options include options granted to nonemployee Directors upon consummation of an initial public offering (as provided in Section 6(a) herein), and, with respect to nonemployee Directors elected to the Board after consummation of an initial public offering, upon the initial election to the Board (collectively, "Initial Awards"), and options granted to nonemployee Directors on an annual basis after consummation of an initial public offering ("Annual Awards"). Initial Awards and Annual Awards are referred to collectively herein as "Options" and individually as an "Option." Such Options are not intended to qualify for treatment as incentive stock options described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). For the purposes herein, a "nonemployee Director" shall mean a Director who is not at the time an option is granted an employee of the Corporation or a related corporation.

2.       ADMINISTRATION OF THE PLAN.

                 (a) The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall include no fewer than the minimum number of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required by Rule 16b-3 or any successor rule.

                 (b) Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to establish, amend and rescind rules and regulations for the administration of the Plan; to construe and interpret the Plan, the rules and regulations, and the agreements evidencing Options granted under the Plan; and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, the Committee shall have complete authority, in its discretion, to accelerate the date that any Option shall become exercisable in whole or in part, even if such Option was not otherwise exercisable, without any obligation to accelerate any other Option granted to any person.

3.       EFFECTIVE DATE; TERM OF THE PLAN.

         The effective date of the Plan shall be the date of consummation of an initial public offering (as provided in Section 6(a)(i) herein) (the "Public Offering Date"). Options may be granted under the Plan on or after the effective date, but not after the tenth anniversary of the Public Offering Date.





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4.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         The number of shares of Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 200,000 shares of authorized but unissued Common Stock. The Corporation hereby reserves sufficient authorized shares to provide for the exercise of Options granted under the Plan. Any shares subject to an Option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an Option granted under the Plan. If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a change in the capital structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to Options or to any provisions of the Plan as the Committee deems equitable to prevent dilution or enlargement of Options.

5.       ELIGIBILITY.

         An Option may be granted only to an individual who is a nonemployee Director on the date the Option is granted. An eligible participant in the Plan is referred to herein as a "nonemployee Director" or a "Director."

6.       GRANT OF OPTIONS, ETC.

                 (a)      Initial Awards.

                          (i) Initial Awards Upon Completion of Initial Public Offering. Each non-employee Director in service at the time of consummation of an initial public offering of the Common Stock shall receive an Option for 10,000 shares of Common Stock. The grant of such Initial Award shall be effective concurrently with the consummation of such initial public offering. For the purposes of the Plan, the phrase "consummation of an initial public offering" shall mean the closing of a firm commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement on Form S-1 filed under the Securities Act of 1933, as amended (the "Securities Act").

                          (ii) Initial Awards Upon Initial Election or Appointment to the Board. Each nonemployee Director who is first elected or appointed to the Board after consummation of an initial public offering shall receive an Option to purchase 10,000 shares of Common Stock. The date of grant of such an Initial Award shall be the fifth business day after the date of the Annual Meeting of Shareholders as to those nonemployee Directors who are first elected at an Annual Meeting of Shareholders and the fifth business day after the date of election or appointment to the Board as to those nonemployee Directors who are first elected or appointed to the Board other than at an Annual Meeting of Shareholders.

                 (b) Annual Awards. Each nonemployee Director who is re-elected to the Board by the shareholders of the Company at an Annual Meeting of the Shareholders occurring after consummation of an initial public offering shall be granted, on an annual basis, an option to purchase 5,000 shares of Common Stock. The date of grant of such an Annual Award shall be the fifth business day after the date of the Annual Meeting of Shareholders at which such Director is re-elected.

7.       OPTION PRICE.

         The price per share of Common Stock at which an Option may be exercised (the "Option Price") shall be the fair market value per share of the Common Stock on the date the Option is granted. For this purpose, "fair market value" shall mean (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange





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or the American Stock Exchange or included in The Nasdaq National Market, the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange or as reported in The Nasdaq National Market (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available, and, provided further, if the shares are quoted on The Nasdaq System but are not included in The Nasdaq National Market, fair market value shall be the mean between the high bid and low asked quotations in The Nasdaq System on the date immediately preceding the date the Option is granted for which such information is available; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then fair market value shall be determined in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

8.       OPTION PERIOD AND LIMITATIONS ON THE RIGHT TO EXERCISE OPTIONS.

                 (a) The period during which an Option may be exercised (the "Option Period") shall be ten years from the date of grant. Initial Awards may be exercised as provided in Section 8(a)(i) below, and Annual Awards may be exercised as provided in Section 8(a)(ii) below. To the extent that all or part of an Option becomes exercisable but is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time before the expiration of the Option Period. The total number of shares that may be acquired upon the exercise of an Initial Award or Annual Award shall be rounded down to the nearest whole share. No fractional shares shall be issued. Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.

                          (i) Initial Awards. Initial Awards that are granted upon consummation of an initial public offering shall vest and become exercisable in full immediately upon the date of grant. Initial Awards that are granted after consummation of an initial public offering shall vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant.

                          (ii) Annual Awards. An Annual Award shall vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant.

                 (b) No Option shall be exercised unless the Director is, at the time of exercise, a nonemployee Director and has been a Director continuously since the date the Option was granted. Notwithstanding the foregoing, (i) if a Director dies while serving as a Director, any portion of his Options which were exercisable immediately before his death may be exercised at any time within 180 days of the date of death by such person or persons as shall have acquired the right to exercise the Option by will or the laws of intestate succession; and (ii) if a Director's service on the Board terminates for any reason other than death, that portion of his Options which were exercisable immediately before such termination may be exercised at any time within 30 days following the date of such termination, and after such 30-day period, such Options shall terminate.

                 (c) An Option shall be exercised by giving written notice to the Committee or its designee at such time and place as the Committee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of
         (i) cash; (ii) shares of Common Stock owned by the Director at the time of exercise; (iii) shares of Common Stock withheld upon exercise;
         (iv) delivery of written notice of exercise to the Committee and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price; or (v) a combination of such methods. Shares of Common Stock tendered or withheld in payment upon the exercise of an Option shall be valued at their fair market value on the date of exercise, as determined in accordance with Section 7 herein.





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                 (d)      A Director or his legal representative,
         legatees or distributees shall not be deemed to be the holder of any shares subject to an Option unless and until certificates for such shares are issued to him or them under the Plan.

9.       NONTRANSFERABILITY OF OPTIONS.

                 (a) An Option shall not be transferable other than by will, the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Code, or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder), except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Director's lifetime only by him or by his guardian or legal representative.

                 (b) To the extent required by Rule 16b-3, shares of Common Stock acquired upon exercise of an Option shall not, without the consent of the Committee, be disposed of by the Director until the expiration of six months after the date the Option was granted.

10.      CERTAIN DEFINITIONS.

         For purposes of the Plan, the following terms shall have the meaning indicated:

                 (a) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

                 (b) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time as of which a determination is being made, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                 (c) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time as of which a determination is being made, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                 (d) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

11.      STOCK OPTION AGREEMENT.

         The grant of any Option under the Plan shall be evidenced by the execution of an agreement (the "Agreement") between the Corporation and the Director, a specimen of which is attached to the Plan. Each such Agreement shall set forth the date of grant of the Option, the Option Price, the Option Period and any other applicable terms and conditions.

12.      RESTRICTIONS ON SHARES.

         The Corporation may impose such restrictions on any shares issued pursuant to the exercise of Options granted hereunder as it may deem advisable, including without limitation restrictions under the Securities Act, the requirements of any applicable self-regulatory organization, and any blue sky or securities laws applicable to such shares. The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the





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exercise of an Option granted hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Corporation.

13.      AMENDMENT OR TERMINATION.

         The Plan may be amended or terminated by action of the Board; provided, that such amendment or termination shall not, without the consent of a nonemployee Director, adversely affect the rights of such nonemployee Director with respect to an outstanding Option held by such nonemployee Director. The term of the Plan shall end on the earlier of: (i) the effective date of termination of the Plan by the Board or (ii) that date Options have been granted to purchase all of the aggregate shares which are available for Options hereunder. Any Options outstanding at the end of the term shall continue to be outstanding and exercisable for the remainder of the applicable Option Period.

14.      SECTION 16(B) COMPLIANCE.

         It is the intention of the Corporation that transactions under the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act, and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or successor rules applicable to the Plan.

15.      APPLICABLE LAW.

         Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of North Carolina.





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